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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported August 24, 2006):
                                 August 30, 2006

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                               MUZAK HOLDINGS LLC
            (Exact Name of Registrants as Specified in their charter)

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              DELAWARE                   333-78571-02            04-3433730
  (State or Other Jurisdiction      (Commission File Number)   (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)


                               3318 LAKEMONT BLVD.
                               FORT MILL, SC 29708
          (Address of Principal Executive Offices, including Zip Code)

                                 (803) 396-3000
                     (Telephone Number including Area Code)

                                       N/A
          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02.        Departure of Directors or Principal Officers; Election of
                  Directors; Appointment of Principal Officers

         Muzak Holdings LLC and Muzak LLC announced the retirement as of August 24, 2006 of William A. Boyd as Chairman Emeritus of both Muzak Holdings LLC and Muzak LLC.

         Mr. Boyd who recently turned 65 years old had served as Chairman Emeritus pursuant to the terms of that certain Amended and Restated Executive Employment Agreement by and among Mr. Boyd, Muzak Holdings LLC, and Muzak LLC dated as of March 16, 2001, as subsequently amended. Such Amended and Restated Executive Employment Agreement provided for Mr. Boyd's retirement upon his attaining the age of 65.

         Prior to his retirement as Chairman Emeritus, Mr. Boyd had been offered the opportunity to remain on the Board of Muzak Holdings LLC and to continue to serve as a Class B Director notwithstanding his retirement as Chairman Emeritus. On August 24, 2006, Mr. Boyd notified the Company that he would decline to so serve and cited his lack of success in influencing the direction and focus of the business as his principal reason. A copy of Mr. Boyd's communication to the Company's Secretary is attached hereto as Exhibit 99.1.

         Muzak Holdings LLC believes that Mr. Boyd's contributions to the business and the workings of the Board of Directors are tangible and speak for themselves. The Company respects and values the contributions of each and every member of its Board of Directors and believes that every member has an opportunity to influence the direction and focus of the business. The Company respectfully accepts Mr. Boyd's decision and will address the vacancy that has resulted from Mr. Boyd's departure from the Board in accordance with its Fourth Amended and Restated Limited Liability Company Agreement dated as of March 15, 2002, as amended.


Item 9.01         Financial Statements and Exhibits

Exhibit No.       Description of Exhibits
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   99.1           Copy of electronic mail received from Bill Boyd announcing his resignation from the Board of Directors of Muzak Holdings LLC and Muzak LLC dated August 24, 2006.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    August 30, 2006

Muzak Holdings LLC



By:      /S/ Stephen P. Villa
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Name:    Stephen P. Villa
Title:   Chief Executive Officer





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